KRANE SHARES TRUST

KraneShares Asia Pacific High Yield Bond ETF
(the “Fund”)

Supplement dated September 29, 2021 to the currently effective Summary Prospectus, Statutory Prospectus and
Statement
of Additional Information as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2021.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Change in Investment Objective

Effective immediately, the disclosure under “Investment Objective” in the Fund’s Prospectus
and
the first paragraph about the Fund in the “Additional Information about Certain Funds’ Principal Investment Strategies and Indexes” section in the Statutory Prospectus, is deleted in its entirety and replaced with the following:

The KraneShares Asia Pacific High Income Bond ETF (the “Fund”) seeks to provide a total return that, before fees and expenses, exceeds that of the JP Morgan Asia Credit Index (JACI) Non-Investment Grade Corporate Index (the “Underlying Index”) over a complete market cycle.

Also effective immediately, the following is added to the “Principal Risks” section of the Prospectus:

Real Estate Sector Risk.
The Fund may invest in securities within the real estate sector. Investments in real estate issuers may be volatile. Real estate issuers are susceptible to the risks associated with direct ownership of real estate, including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

Change in Name

Effective November 28, 2021, the name of KraneShares Asia Pacific High Yield Bond ETF will be changed to KraneShares Asia Pacific High Income Bond ETF, and all references to KraneShares Asia Pacific High Yield Bond ETF will be replaced with KraneShares Asia Pacific High Income Bond ETF as of that date.

Change in 80% Policy

Effective November 28, 2021, the Fund’s 80% policy will be revised as follows:

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in fixed income securities of issuers located in the Asia-Pacific region and other instruments that have economic characteristics similar to such securities.

Accordingly, as of the same date , the first two paragraphs in the Fund’s “Principal Investment Strategies” section in the Prospectus and the second and third paragraphs in the “Additional Information about Certain Funds’ Principal Investment Strategies and Indexes” section in the Statutory Prospectus are deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in fixed income securities of issuers located in the
Asia-Pacific region and other instruments that have economic characteristics similar to such securities.

The Fund may invest in fixed income securities, of any credit quality, duration or maturity, issued by corporate, quasi-sovereign (including government-linked agencies, supranational organizations, etc.) and sovereign issuers. The Fund seeks to invest in high income producing instruments and will seek to invest primarily in fixed income securities that are below investment grade (commonly known as “junk bonds”) or unrated. Below investment grade securities are generally defined as those fixed income securities that, at the time of investment, are rated below the four highest categories (i.e., rated Ba1/BB+ or lower) by at least one independent credit rating agency or, if unrated, are determined by Nikko Asset Management Americas Inc. or its affiliates (“Nikko, or the “Sub-Adviser”) to be of comparable quality.

Prior Performance

The following section is added to the Fund’s Statutory Prospectus:

Prior Performance of Similar Accounts Managed by Nikko Asset Management Americas, Inc.

Nikko Asset Management Americas, Inc. and its affiliates (“Nikko”) also manage other accounts referred to as Asia High Yield Bond Composite (the “Composite”) that comprises all accounts managed by Nikko with investment objectives, policies and strategies that are substantially similar to the Fund. Below you will find information about the prior performance of the Composite. The total asset size of all the accounts comprising the Composite as of May 31, 2021 was approximately $7 million. The performance information has been provided by Nikko and relates to the historical performance of the Composite, as measured against a broad-based market index, the JP Morgan Asia Credit Index (JACI) Non-Investment Grade Corporate Index.

The performance of the Composite should not be considered a substitute for the performance of the Fund, does not represent the past performance of the Fund and is not an indication of the future performance of the Fund.
You should not assume that the Fund will have the same performance as the Composite. The performance of the Fund may be better or worse than the performance of the Composite due to, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments between the Fund and the accounts in the Composite. In addition, the accounts included in the Composite are not registered mutual funds and are not subject to the same types of expenses as the Fund, nor have they been subject to certain investment limitations, diversification requirements or other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance results of the Composite. Notwithstanding these differences, the accounts included in the Composite and the Fund are substantially similar from an investment perspective.

The performance is shown net of the Fund’s total annual fund operating expenses applied to the gross performance of the Composite. The Fund’s management fee is 0.68%, its other expenses are 0.01%, and its total annual fund operating expenses are 0.69%.

T
he Composite’s gross performance information is calculated in accordance with GIPS®, created and administered by the CFA Institute. This method of calculating performance differs from the SEC’s standardized methodology that will be used to calculate the Funds’ performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology. The Composite consists of more than one account and is asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. The Composite is valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. The Composite results include all actual fee-paying, discretionary client accounts including those clients no longer with Nikko or its affiliates. Accounts are included in the Composite beginning with the first full month of performance to the present or to the cessation of the client’s relationship with Nikko or its affiliates. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of the Composite have occurred due to changes in personnel.

The first table below shows how the performance of the Composite has varied from year to year. The second table shows what the returns of the Composite would equal if you averaged out actual performance over various lengths of time.

Calendar Year Returns Ended December 31	2012	2013	2014	2015	2016	2017	2018	2019	2020
Composite (net of Fund fees and expenses)	19.53	3.56	2.15	5.55	9.38	6.19	(1.99)	10.26	6.68
Composite (gross of fees)	20.70	4.55	3.21	6.72	10.58	7.45	(0.82)	11.63	8.13
JP Morgan Asia Credit Index (JACI) Non-Investment Grade Corporate Index	25.38	4.31	5.54	5.82	11.36	6.15	(3.24)	12.72	7.02

Average Annual Returns as of December 31, 2020	1 year	5 years	10 years
Composite (net of Fund fees and expenses)	6.68%	6.01%	N/A
Composite (gross of fees)	8.13%	7.30%	N/A
JP Morgan Asia Credit Index (JACI) Non-Investment Grade Corporate Index	7.02%	6.65%	N/A

The JP Morgan Asia Credit Index (JACI) Non-Investment Grade Corporate Index captures the performance of high yield US denominated debt instruments issued by corporate entities in Asia.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE